10. COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Notes
10. COMMITMENTS AND CONTINGENCIES

10.COMMITMENTS AND CONTINGENCIES

We conduct our lending operations under the provisions of various federal and state laws and implementing regulations. Changes in the current regulatory environment, or the interpretation or application of current regulations, could impact our business. While we believe that we are currently in compliance with all regulatory requirements, no assurance can be made regarding our future compliance or the cost thereof.

Subsequent to December 31, 2019, there was global outbreak of a new strain of coronavirus, COVID-19. The global and domestic response to the COVID-19 outbreak continues to rapidly evolve. Thus far, certain responses to the COVID-19 outbreak have included mandates from federal, state and/or local authorities that required temporary closure of or imposed limitations on the operations of certain non-essential businesses and industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of the novel coronavirus. Management has created as COVID-19 Task Force for the Company which is diligently working to identify and manage potential impact. Nevertheless, the novel coronavirus presents material uncertainty and risk with respect to the Company’s performance and operations, including the potential impact on delinquencies and the allowance for loan losses if our customers experience prolonged periods of unemployment, which could result in material impact to the Company’s future results of operations, cash flows and financial condition.